U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23460

Accordant ODCE Index Fund

(Exact name of registrant as specified in charter)

6710 E. Camelback Rd.

Suite 100

Scottsdale, AZ 85251

(Address of Principal Executive Offices)

Greg Stark

Accordant Investments LLC

6710 E. Camelback Rd.

Suite 100

Scottsdale, AZ 85251

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (216) 622-0004

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 - June 30, 2026

Item 1.	Report to Shareholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

accordant

ODCE Index Fund

Annual Report

June 30, 2026

888.778.7781
accordantinvestments.com

Contents

Shareholder Letter	1
Company Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Trustee and Officer Information	27
Renewal of Investment Advisory Agreement and Sub-Advisory Agreement	30
Additional Information	32
Service Providers	33
Privacy Notice	34

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

Dear Shareholder,

We are pleased to present this annual report for the Accordant ODCE Index Fund (“Fund”) for the year ended June 30, 2026 (the “Reporting Period”). This report includes a discussion of the Fund’s investment strategy, macroeconomic perspective, real estate outlook, and return performance. A year ago, we wrote that core real estate values had largely reset and that a recovery was just beginning. That recovery is now clearly underway: the NFI-ODCE Index has delivered eight consecutive quarters of positive total returns, and appreciation has continued to build across the Reporting Period.

Fund Strategy

The Fund continues to provide shareholders with a non-correlated allocation to core real estate through an indexed exposure to the NFI-ODCE Index – Open End Diversified Core Equity (“NFI-ODCE Index” or “Index”). This exposure offers access to an asset class that has historically delivered income, diversification, and attractive risk-adjusted returns.

The NFI-ODCE Index is widely recognized as the premier “core” institutional real estate index in the U.S. and is used by institutional investors as the benchmark for private real estate performance. The Index has a 48-year track record and follows tightly defined inclusion criteria, requiring managers to maintain strict reporting and transparency standards while adhering to conservative investment guidelines. This approach helps guard against high-risk investment tactics, such as excessive leverage or concentration risk. In line with these principles, the Fund seeks to have attributes comparable to the NFI-ODCE Index by exclusively investing in private real estate funds that are constituents of the Index.

Fund Performance

The Fund’s net return continues to closely track the NFI-ODCE Index performance. As of 2Q 2026, the ODCEX Fund’s Class I shares net return was 1.24% compared to the 1.28% return of the NFI-ODCE Index. The Fund continues to meet its investment objective of providing a low-cost private real estate indexing solution to investors as evidenced by its low tracking error relative to the performance of the NFI-ODCE Index. The following chart shows how the Fund has performed since inception compared to other primary asset classes:

During second quarter of 2026, stocks, as represented by the S&P 500 Total Return Index, generated a total return of 15.19%; meanwhile, bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, produced a 0.67% total return.

Annual Report | June 30, 2026	1

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

We believe the U.S. stock market remains richly valued. The market’s average Price-to-Earnings (P/E) ratio continues to sit well above its long-term average, even after periodic bouts of volatility. Equities have staged a strong advance over the past year, which has only widened the valuation gap relative to other asset classes. In this environment, we remain confident that high-quality real estate, especially core assets that have already repriced, is at an attractive basis compared to other asset classes today.

Macro-Economic Perspective

Entering the second half of the reporting period, the economic backdrop remained mixed. Growth continued at a solid pace and the labor market stayed resilient, but inflation proved stickier than expected. At its June 2026 meeting, the Federal Reserve held its policy rate steady at a target range of 3.50% to 3.75%, removed prior language signaling a bias toward rate cuts, and its updated projections pointed to a possible increase before year-end. The decision reflected inflation that remained above target: headline CPI was running at 3.5% year-over-year as of June 2026, down from 4.2% in May, but still well above the Fed’s 2% goal, in part due to energy-price pressures tied to conflict in the Middle East. Longer-term rates told the same “higher-for-longer” story, with the 10-year Treasury yield ending June 2026 near 4.4%. Many market commentators expect interest rates to remain elevated for an extended period.

Persistent inflation and elevated interest rates continue to push up replacement costs, largely through higher construction budgets. Tariffs on steel and aluminum—primary inputs for real estate development—remain a live factor in project economics. To the extent these cost pressures persist, many new development opportunities no longer “pencil out,” which should continue to limit new supply. Historically, an environment of constrained new supply has allowed real estate owners to sustain healthy rental growth, which should ultimately benefit existing, well-located portfolios.

The path for trade policy remains uncertain. Shifts in tariff and trade policy have periodically sparked volatility and prompted some market participants to pause investment activity. The prevailing view remains that a measured, “wait-and-see” posture is prudent until there is greater clarity on the ultimate scope and impact of these policies..

2	www.accordantinvestments.com

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

Private real estate markets have moved firmly from stabilization into recovery. Valuations reset to reflect higher interest rates, and the NFI-ODCE Index, which we previously identified as having bottomed, has now strung together eight consecutive quarters of positive total returns. The rolling one-year return, which turned positive in early 2025, has continued to build, reaching 3.59% for the year ended June 30, 2026. As shown in the chart below, prior inflection points in the Index’s quarterly total return have historically been followed by multiple years of above-average performance, and the current recovery appears to be following that pattern.

High quality private real estate plays a valuable role in portfolio strategy today. It has several attractive attributes, including its ability to offer a hedge against inflation while also providing portfolio diversification. It has historically exhibited a low correlation to traditional asset classes like public equities and fixed income. In short, when stocks and bonds zig, private real estate tends to zag, providing diversification benefits that reduce overall portfolio risk. Thus, maintaining their customary target asset allocation is crucial for many investors today because it serves as a safeguard during periods characterized by challenging economic conditions. However, we continue to believe that the private real estate recovery will be uneven, and not all sectors or assets will have the same outcome; therefore, it’s also important for investors to diversify the types of private real estate they own.

Private real estate’s diversification potential as an asset class is evident through its low correlation to stocks and bonds, which is why it can serve as an attractive option for investors seeking income and to reduce portfolio volatility.

Annual Report | June 30, 2026	3

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

Winner & Losers: Navigating a New Set of Property Fundamentals

The backdrop for private real estate as we move into 2026 looks nothing like the environment investors faced in 2023 and 2024. Those years were defined by rapid interest-rate hikes, painful price discovery, and uneven sector performance that tested even the most disciplined strategies. Today, the narrative is shifting. The supply side of the market, once a relentless headwind, is finally cooling. Development pipelines are shrinking across major property types, and speculative construction has all but disappeared. At the same time, demand is stabilizing and, in some sectors, beginning to accelerate. The market is shifting away from pandemic-era volatility toward a more measured and sustainable growth trajectory. With this perspective in mind, the following highlights our outlook for 2026 across the major property types.

4	www.accordantinvestments.com

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

Conclusion

Looking ahead, there are always risks that investors must navigate as the world around them changes. At Accordant, you will continue to hear the same key themes that drive our focus over the long term. The increase in the stock market has put private real estate on the radar of many investors, largely due to the extreme under allocation that has resulted. According to Preqin, 70% of institutional real estate investors are under allocated relative to their target weightings. We still believe that taking asset allocation risk is not a prudent approach, particularly during periods of elevated uncertainty. Add to that the fact that, “Real estate is becoming too cheap to ignore,” according to the Wall Street Journal. Therefore, investors must weigh whether the next dollar invested is better placed in a stock market that is overvalued by most measures or in an alternate asset class, such as real estate, that has an attractive entry point (down nearly 20% from its peak) and appears poised for a recovery.

Private real estate remains one of the most stable sectors during turbulent times. While the public equity markets will always be more prone to volatility, private real estate offers a much-needed diversification tool for investors who recognize the value in tangible, income-generating assets that provide true non-correlated returns to stocks and bonds.

For those who are fully allocated to private real estate, we believe you should feel confident in the sector’s resilience and growth potential. And for those who have not yet optimized their allocations, this may be the moment to reconsider your position. Whether focusing on high quality, core assets, or jumping into newly emerging opportunities that capitalize on investing in assets below replacement cost or the demand for tech-related real estate, we believe there are compelling reasons to act now.

On behalf of our team at Accordant Investments, we want to thank you for your continued trust in these challenging yet promising times. We remain committed to building transparent, high-quality solutions that align with your investment goals.

Garrett Zdolshek

Chief Investment Officer

Annual Report | June 30, 2026	5

Accordant ODCE Index Fund	Shareholder Letter

June 30, 2026 (Unaudited)

Sources

Exhibit 1 & 2: ODCE net total return indexed to 100 (4Q 2019 = 100) as of 2Q 2026. Gross total return indexed to 100 (4Q 2019 = 100) for REITS, S&P 500 & Bonds as of 2Q 2026. Source: IDR, NFI-ODCE Index, S&P 500 Total Return Index, NAREIT All Equity REIT Index and Bloomberg Barclays U.S. Aggregate Bond Index.

Exhibit 3: 1-Yr & 5-Yr trailing net total return data as of 2Q 2026. Long-term average based on the 5-Yr trailing net total return. Performance Inflection Points refer to periods where quarterly net total returns of the NFI-ODCE Index shifted from negative to positive. Source: IDR, Component Funds, NFI-ODCE Index (“ODCE”).

Exhibit 4: Fifteen-year correlation of total gross returns for all asset classes as of 2Q 2026. Past performance is not indicative of future results. All indices are unmanaged and not directly investable. Source: NFI-ODCE Index (“Private Real Estate”), FTSE Nareit Equity (“REITs”), S&P 500 (“U.S. Stocks”), Bloomberg Barclays U.S. Aggregate Bond Index (“Bonds”).

Exhibit 5: IDR, NCREIF, NFI-ODCE Index. Quarterly gross unlevered total return by property type using Expanded NPI ODCE at Share returns as of 2Q 2026. Other includes seniors housing, hotel, land and other.

Important Disclosures

Accordant Investments LLC (“Accordant”) is an SEC registered investment adviser. For more information about our services and disclosures, please visit our website at www.accordantinvestments.com. This content does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service managed by Accordant.

NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”). Indexes are unmanaged, do not incur management fees, costs, and expenses, and cannot be invested in directly. Diversification strategies do not ensure a profit and do not protect against losses in declining markets. The selected examples of specific types of investments were selected for illustrative purposes only and are not necessarily representative of all transactions of a given type with regard to performance and/or operating metrics.

Past performance is no guarantee of future results. Therefore, you should not assume that the future performance of any specific investment or investment strategy will be profitable or equal to corresponding past performance levels. Inherent in any investment is the potential for loss. It should not be assumed that any investments in securities, companies, sectors, or markets identified and described in this were or will be profitable.

This content is provided for informational purposes only, and should not be relied upon as legal, business, investment, or tax advice. Furthermore, this content is not directed at nor intended for use by any investors or prospective investors and may not under any circumstances be relied upon when making a decision to invest in any strategy managed by Accordant.

This market update contains forward-looking statements which include statements, express or implied, regarding current expectations, estimates, projections, opinions, and beliefs of Accordant. Such statements are forward-looking in nature and involve a number of known and unknown risks, uncertainties and other factors. Accordant’s opinions may change, and actual results may differ materially from the forward-looking statements.

Certain information contained in here has been obtained from third-party sources. While taken from sources believed to be reliable, Accordant has not independently verified such information and makes no representations about the accuracy of the information or its appropriateness for a given situation. In addition, this content may include third-party advertisements; Accordant has not reviewed such advertisements and does not endorse any advertising content contained therein. Charts and graphs provided within are for informational purposes solely and should not be relied upon when making any investment decision.

No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Accordant’s prior written consent.

6	www.accordantinvestments.com

Accordant ODCE Index Fund	Company Performance

June 30, 2026 (Unaudited)

Net Total Returns (as of June 30, 2026)*

	6 Month	1 Year	3 Year	Average Annual Since Inception	Inception Date
Accordant ODCE Index Fund - A - NAV	2.14%	4.22%	-1.42%	2.40%	November 1, 2023
Accordant ODCE Index Fund - A – LOAD**	-3.73%	-1.78%	-3.35%	1.26%	November 1, 2023
Accordant ODCE Index Fund - I - NAV	2.25%	4.55%	-1.19%	2.54%	September 11, 2023
Accordant ODCE Index Fund - Y - NAV	2.25%	4.55%	-1.21%	2.53%	November 1, 2023
S&P 500® Total Return Index	10.21%	22.32%	20.61%	14.26%	November 1, 2023
Bloomberg U.S. Aggregate Bond Index	0.62%	3.79%	4.16%	0.36%	November 1, 2023
NFI-ODCE Net Total Return Index(a)	2.55%	3.80%	-1.38%	2.51%	November 1, 2023

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 888.778.7781 or by visiting www.accordantinvestments.com.

*	The Accordant ODCE Index Fund (the “Fund”) was previously registered as the IDR Core Property Index Fund, Ltd. (the “Predecessor Fund”). The Predecessor Fund previously charged a management fee of 40 bps while the Fund now charges 60 bps. Fund returns shown in this report are net of fees and for prior to September 11, 2023, reflects a 40 bps management fee and for performance on and after September 11, 2023, reflects a 60 bps management fee. The performance shown reflects a continuation of performance from the Predecessor Fund to the Fund. While the Fund has a different investment advisor than the Predecessor Fund, the Fund’s portfolio management is substantially similar to the Predecessor Fund. Inception date of the Class I shares is September 11, 2023. Class A shares and Class Y shares are available as of November 1, 2023.
**	Adjusted for maximum sales charge of 5.75%.

(a)	The NFI-ODCE is a capitalization-weighted, gross and net of fee, time-weighted return index with an inception date of December 31, 1977.

Performance of $500,000 Initial Investment (as of June 30, 2026)

The graph shown above represents historical performance of a hypothetical investment of $500,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The NFI-ODCE Net Total Return Index serves as the Fund’s performance index because Accordant Investments LLC, the Fund’s investment adviser, believes it is representative of the Fund’s investment strategy. The S&P 500® Total Return Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg U.S. Aggregate Bond Index serves as a supplemental index for the Fund.

Annual Report | June 30, 2026	7

Accordant ODCE Index Fund	Company Performance

June 30, 2026 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Prime Property Fund, LLC	13.12%
PRISA LP	12.29%
SPF FIV 2 (US) LP	11.85%
BGO Diversified US Property Fund LP	5.75%
CBRE U.S. Core Partners, LP	5.47%
Clarion Lion Properties Fund, LP	5.31%
TA Realty Core Property Fund, L.P.	4.87%
RREEF America II, LP	4.16%
MetLife Core Property Fund, LP	3.60%
Heitman American Real Estate Trust, L.P.	3.52%
Top Ten Holdings	69.94%

Asset Allocation (as a % of Net Assets)*

*	Top Ten Holdings and Asset Allocation are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

8	www.accordantinvestments.com

Accordant ODCE Index Fund	Schedule of Investments

June 30, 2026

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (88.95%)
United States (88.95%)(a)(b)(c)
AEW Core Property (US), L.P.	4/11/2025	3,912	2.37%	$4,000,000	$4,045,547
ARA Core Property Fund, LP	10/3/2022	31	2.20%	3,933,343	3,750,624
ASB Allegiance Real Estate Fund, LP(d)	12/31/2021	1,350	1.07%	1,990,465	1,826,886
BGO Diversified US Property Fund LP	10/1/2021	3,904	5.75%	9,204,725	9,808,141
BlackRock US Core Property Fund, L.P.	1/1/2022	N/A	0.52%	1,208,586	894,516
CBRE U.S. Core Partners, LP	12/31/2021	6,261,552	5.47%	9,619,569	9,322,384
Clarion Lion Properties Fund, LP	4/1/2021	5,947	5.31%	8,874,663	9,060,716
Heitman American Real Estate Trust, L.P.	12/3/2024	4,778	3.52%	5,430,935	6,008,542
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	9	0.87%	1,680,098	1,479,244
LaSalle Property Fund, L.P. Class A	10/2/2025	2,975	2.97%	4,946,786	5,060,565
LaSalle Property Fund, L.P. Class B	10/2/2025	1,845	1.84%	3,068,366	3,138,940
MetLife Core Property Fund, LP	4/2/2025	4,377	3.60%	6,012,953	6,145,832
Prime Property Fund, LLC	6/30/2021	1,178	13.12%	21,746,768	22,361,453
Principal U.S. Property Fund, L.P.	11/21/2024	710,668	3.11%	5,270,330	5,299,444
PRISA LP	4/1/2021	9,612	12.29%	19,426,964	20,962,456
RREEF America II, LP	1/1/2022	55,852	4.16%	7,327,394	7,101,721
Smart Markets Fund, LP	9/1/2021	1,295	1.31%	2,086,505	2,240,199
SPF FIV 2 (US) LP	10/1/2021	1,700,308	11.85%	19,776,286	20,182,447
TA Realty Core Property Fund, L.P.	10/1/2024	6,500	4.87%	8,024,378	8,304,146
Trumbull Property Fund LP	10/28/2024	61	0.32%	529,640	543,384
U.S. Real Estate Investment Fund, LLC	7/1/2022	3,535	2.43%	4,468,400	4,149,976
TOTAL United States				$148,627,154	$151,687,163

TOTAL Private Real Estate Investment Funds				$148,627,154	$151,687,163

	Yield		Shares	Percent of Net Assets	Cost	Fair Value
Short Term Security (7.70%)
MONEY MARKET FUND (7.70%)
Fidelity Investments Money Market Government Portfolio Class I	3.530	%(e)	13,123,860	7.70%	$13,123,860	$13,123,860

TOTAL Short Term Security					$13,123,860	$13,123,860

TOTAL INVESTMENTS (96.65%)					$161,751,014	$164,811,023
Other Assets In Excess Of Liabilities (3.35%)						5,705,730
NET ASSETS (100.00%)						$170,516,753

(a)	Restricted security. All of the Private Real Estate Investment Funds were restricted securities. The total cost and fair value of these restricted investments as of June 30, 2026 were $148,627,154 and $151,687,163, respectively, which represent 88.95% of total net assets of the Fund.
(b)	Redemptions permitted quarterly and redemption notices for the Private Real Estate Investment Funds is 90 days or less.
(c)	In accordance with ASC 820-10, Private Real Estate Investment Funds are valued using the practical expedient methodology.
(d)	Non-income producing security.
(e)	The rate shown is the 7-day effective yield as of June 30, 2026.

See Notes to Financial Statements.

Annual Report | June 30, 2026	9

Accordant ODCE Index Fund	Statement of Assets and Liabilities

June 30, 2026

ASSETS
Investments, at value (Cost 161,751,014)	$164,811,023
Cash and Cash Equivalents	5,117,701
Receivable for shares sold	5,670
Distributions from investments and dividends/interest receivable	928,429
Prepaid expenses and other assets	12,377
Total assets	170,875,200

LIABILITIES
Payable for investments purchased	15,621
Payable to adviser	75,046
Payable for administration fees	75,551
Payable for transfer agency fees	49,499
Payable to Chief Compliance Officer	5,437
Accrued expenses and other liabilities	137,293
Total liabilities	358,447
Commitments and contingencies (Note 2)
NET ASSETS	$170,516,753

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$169,479,818
Distributable Earnings	1,036,935
NET ASSETS	$170,516,753

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.19
Net Assets	$9,792
Shares of beneficial interest outstanding	1,065
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$9.76
Class I:
Net Asset Value, offering and redemption price per share	$9.25
Net Assets	$65,663,265
Shares of beneficial interest outstanding	7,096,418
Class Y:
Net Asset Value, offering and redemption price per share	$9.25
Net Assets	$104,843,696
Shares of beneficial interest outstanding	11,333,975

See Notes to Financial Statements.

10	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Operations

For the Year Ended June 30, 2026

INVESTMENT INCOME
Distributions from investments	$1,653,731
Dividend Income	643,654
Interest Income	120,327
Total investment income	2,417,712

EXPENSES
Investment advisory fees (Note 3)	798,111
Administrative fees	187,523
Transfer agency fees	194,871
Professional fees	147,382
Legal expense	299,453
Custodian fees	41,650
Trustees’ fees and expenses	302,451
Interest expense	8,840
Other	111,050
Total expenses before waivers/reimbursements	2,091,331
Less fees waived/reimbursed by Adviser	(615,495)
Total expenses	1,475,836
NET INVESTMENT INCOME	941,876

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	165,844
Net change in unrealized appreciation on investments	5,420,025
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,585,869
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,527,745

See Notes to Financial Statements.

Annual Report | June 30, 2026	11

Accordant ODCE Index Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025
OPERATIONS
Net investment income	$941,876	$223,901
Net realized gain/(loss)	165,844	(34,776)
Net change in unrealized appreciation	5,420,025	651,911
Net increase in net assets resulting from operations	6,527,745	841,036

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(68)	(70)
Class I	(980,430)	(460,641)
Class Y	(493,742)	(2,366)
Return of capital:
Class A	(316)	(302)
Class I	(1,373,960)	(1,010,617)
Class Y	(2,608,190)	(5,590)
Decrease in net assets from distributions	(5,456,706)	(1,479,586)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares
Class A	–	–
Class I	23,088,730	21,414,190
Class Y	100,600,000	100,000
Issued to shareholders in reinvestment of distributions
Class A	384	373
Class I	337,839	315,171
Class Y	3,079,841	6,953
Cost of shares redeemed
Class I	(3,989,404)	(6,559,040)
Net increase in net assets from capital share transactions	123,117,390	15,277,647

Net increase in net assets	124,188,429	14,639,097

NET ASSETS
Beginning of period	46,328,324	31,689,227
End of period	$170,516,753	$46,328,324

Capital Share Transactions:
Shares Sold:
Class A	–	–
Class I	2,493,818	2,301,013
Class Y	10,969,601	10,776
Shares reinvested:
Class A	42	40
Class I	36,711	34,029
Class Y	334,529	751
Shares repurchased:
Class I	(431,098)	(703,162)
Net increase in capital share transactions	13,403,603	1,643,447

See Notes to Financial Statements.

12	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Cash Flows

For the Year Ended June 30, 2026

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,527,745
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(113,620,146)
Proceeds from disposition of investment securities(1)	2,495,139
Net purchases of short-term investment securities	(2,106,624)
Net realized gain on investments	(165,844)
Net change in unrealized (appreciation)/depreciation on investments	(5,420,025)
(Increase)/Decrease in Assets:
Distributions from investments and dividends/interest receivable	(707,588)
Prepaid expenses and other assets	(9,066)
Receivable due from Adviser	606,357
Increase/(Decrease) in Liabilities:
Payable to Adviser	75,046
Payable for administration fees	(68,811)
Payable for transfer agency fees	(82,228)
Payable to Chief Compliance Officer	(5,150)
Accrued expenses and other liabilities	(56,118)
Net Cash Used by Operating Activities	(112,537,313)

Cash Flows from Financing Activities:
Proceeds from shares sold, net of change in proceeds from sale of shares received in advance	123,683,060
Payments for shares repurchased, net of change in capital withdrawals payable	(3,989,404)
Distributions paid to shareholders, net of reinvestments and change in distributions payable	(2,038,642)
Net Cash Provided by Financing Activities	117,655,014

Net Change in Cash	5,117,701

Cash Beginning of Year	$–
Cash End of Year	$5,117,701

Non-cash financing activities consist of reinvestment of distributions of:	$3,418,064
Cash paid for interest on lines of credit during the year was:	$8,840

(1)	ROC distributions comprised of $2,364,529

See Notes to Financial Statements.

Annual Report | June 30, 2026	13

Accordant ODCE Index Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.18	$9.35	$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.04	0.04	(0.03)
Net realized and unrealized gain/(loss) on investments	0.34	0.16	(0.81)
Total from investment operations	0.38	0.20	(0.84)

DISTRIBUTIONS
From net investment income	(0.04)	(0.07)	(0.03)
From Return of Capital	(0.33)	(0.30)	(0.26)
Total distributions	(0.37)	(0.37)	(0.29)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.01	(0.17)	(1.13)
NET ASSET VALUE, END OF PERIOD	$9.19	$9.18	$9.35

TOTAL RETURN(c)	4.22%	2.21%	(8.05	%)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$10	$9	$9

RATIOS TO AVERAGE NET ASSETS(e)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.36%	1.37%	1.38	%(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.74%	5.32%	8.86	%(f)

Net investment income/(loss)	0.42%	0.38%	(0.52	%)(f)

PORTFOLIO TURNOVER RATE	2%	10%	3	%(d)

(a)	Class A commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived/reimbursed fees.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including their management and performance fees.
(f)	Annualized.

See Notes to Financial Statements.

14	www.accordantinvestments.com

Accordant ODCE Index Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$9.36	$10.93	$12.79	$10.28

INCOME FROM OPERATIONS
Net investment income(a)	0.07	0.06	0.06	0.12	0.24
Net realized and unrealized gain/(loss) on investments	0.34	0.16	(1.12)	(1.48)	2.60
Total from investment operations	0.41	0.22	(1.06)	(1.36)	2.84

DISTRIBUTIONS
From net investment income	(0.04)	(0.07)	(0.05)	(0.15)	(0.13)
From Return of Capital	(0.33)	(0.30)	(0.46)	(0.35)	(0.20)
Total distributions	(0.37)	(0.37)	(0.51)	(0.50)	(0.33)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.04	(0.15)	(1.57)	(1.86)	2.51
NET ASSET VALUE, END OF PERIOD	$9.25	$9.21	$9.36	$10.93	$12.79

TOTAL RETURN(b)	4.55%	2.43%	(9.73%)	(11.03%)	27.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$65,663	$46,044	$31,509	$30,632	$28,203

RATIOS TO AVERAGE NET ASSETS(c)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11%	1.11%	0.92%	1.36%	0.14%
Ratio of expenses to average net assets without fee waivers/reimbursements	1.67%	5.07%	7.49%	3.55%	6.66%

Net investment income	0.67%	0.63%	0.58%	0.93%	2.05%

PORTFOLIO TURNOVER RATE	2%	10%	3%	3%	0	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total return would have been lower had management not waived/reimbursed fees.
(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including their management and performance fees.

See Notes to Financial Statements.

Annual Report | June 30, 2026	15

Accordant ODCE Index Fund – Class Y	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025	For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$9.36	$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.07	0.06	(0.01)
Net realized and unrealized gain/(loss) on investments	0.34	0.16	(0.82)
Total from investment operations	0.41	0.22	(0.83)

DISTRIBUTIONS
From net investment income	(0.04)	(0.07)	(0.03)
From Return of Capital	(0.33)	(0.30)	(0.26)
Total distributions	(0.37)	(0.37)	(0.29)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.04	(0.15)	(1.12)
NET ASSET VALUE, END OF PERIOD	$9.25	$9.21	$9.36

TOTAL RETURN(c)	4.55%	2.43%	(7.95	%)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$104,844	$275	$172

RATIOS TO AVERAGE NET ASSETS(e)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11%	1.11%	1.12	%(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.49%	5.07%	8.47	%(f)

Net investment income/(loss)	0.74%	0.63%	(0.23	%)(f)

PORTFOLIO TURNOVER RATE	2%	10%	3	%(d)

(a)	Class Y commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived/reimbursed fees.
(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including their management and performance fees.
(f)	Annualized.

See Notes to Financial Statements.

16	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and converted to a Delaware statutory trust during 2023.

The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”). The NFI-ODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The NFI-ODCE Index is currently comprised of 25 Eligible Component Funds and the number of Eligible Component Funds the Fund expects to invest in may range from 20 to 25 under normal circumstances. Accordant Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and IDR Investment Management LLC (“IDR” or “Sub-Adviser”) (together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub- Adviser of the Fund previously served as the adviser to the Fund prior to its conversion in September 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Index Component Funds”), which includes the Eligible Component Funds. These Index Component Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Index Component Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to continue to qualify as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. All shareholders are allocated the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Shareholders will be entitled to the payment of distributions when, as and if declared by the Board of Trustees (the “Board”). All shares have equal rights to the payment of distributions and the distribution of assets upon liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates – The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Index Component Funds invest will not have a readily ascertainable market price and will be fair-valued by the underlying fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

Annual Report | June 30, 2026	17

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsors or managers of these investment companies measure their investment assets at fair value and report a NAV per share or NAV equivalent at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

The Fund evaluates whether use of the practical expedient remains appropriate at each valuation date. Circumstances under which the practical expedient may not be used include, but are not limited to: (i) periods in which a Component Fund has imposed redemption suspensions or significant withdrawal restrictions; (ii) instances where reported NAVs are not calculated as of a date sufficiently close to the Fund’s valuation date (“stale pricing”); or (iii) situations in which the Fund determines that the Component Fund’s valuation methodology or inputs do not represent fair value as defined under ASC 820. For the year ended June 30, 2026, the valuation levels were not adjusted since further validation was not required.

In assessing the reasonableness of the NAV reported by each Component Fund, the Fund may consider both qualitative and quantitative factors, including the transparency of the underlying pricing process, the nature and liquidity of the Fund’s investments, the frequency with which the Component Fund calculates and reports NAV, and the presence of any withdrawal restrictions, lock-ups, gates, or other limitations on redemptions.

Underlying Funds – The valuation of the Fund’s investments in the Index Component Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such Investment NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the NAV of the Fund’s own investment in such underlying fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s NAV may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies – Distributions received or receivable from investments in investment companies are evaluated to determine if the distribution is income, capital gains or a return of capital. Generally, income is not recorded unless the manager of the investment Fund has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment. Realized gains and losses are recognized upon final disposal of the position. Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Fund is invested. These amounts are included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation (depreciation) on underlying investments is the Fund’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Unfunded Commitments – Typically, when the Fund invests in an underlying fund, the Fund makes a binding commitment to invest a specified amount of capital in the applicable Index Component Fund. The capital commitment may be drawn by the general partner of the underlying fund either all at once or through a series of capital calls at the discretion of the general partner. As such, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular underlying manager that has not yet been called by the general partner of the underlying fund. Unfunded commitment may subject the Fund to certain risks. Further, the organizational documents of the underlying fund in which the Fund invests typically have set redemption schedules and notification requirements. As of June 30, 2026, the Fund had no unfunded commitments.

18	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to qualify as a REIT pursuant to the Code. The Fund will continue to be organized and operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code. The Fund’s qualification as a REIT depends upon the continuing satisfaction by the Fund of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Fund intends to continue to qualify to be taxed as a REIT, the actual results of the Fund or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying eligible component funds over which the Fund has no control.

The Fund will not monitor the underlying funds’ compliance with the requirements for REIT qualification. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the tax year ended December 31, 2025 or expected to be taken in the Fund’s December 31, 2026 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – To the extent the Fund has earnings available for distribution, it expects to distribute on a quarterly basis. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of the calendar year. Management estimated the character of each distribution (i.e. return of capital, distributable earnings) within the statements of changes. The Fund’s quarterly distributions, if any, will be authorized and determined by the Board, out of assets legally available for distribution. Cash distributions to holders of the Fund’s Shares will automatically be reinvested under the Fund’s distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless the investor elects to receive distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Shares of the same class of Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Shares being purchased) on the date that the distribution is paid.

The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Fund has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Fund’s tax year ended December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund, in order to qualify as a REIT, is required to distribute taxable income, other than capital gains, to the Fund’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Fund’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Fund’s net capital gain, and (b) 90% of the Fund’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

General Commitments and Contingencies – In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counterparties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Annual Report | June 30, 2026	19

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

Level 1 –	Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 –	Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in private real estate funds are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy. In determining fair value, valuations provided by the underlying funds are utilized. The underlying funds value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying funds, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

The following table summarizes the inputs used as of June 30, 2026, for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Investment Funds(a)	$–	$–	$–	$151,687,163
Short Term Investments	13,123,860	–	–	13,123,860
TOTAL	$13,123,860	$–	$–	$164,811,023

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the year ended June 30, 2026, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by a committee of the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights. The chief operating decision maker is the Adviser’s Executive Committee comprising of the CEO, COO, CFO and General Counsel.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee for services rendered under the Investment Advisory Agreement. The Management Fee is payable monthly in arrears. The Management Fee will be calculated at an annual rate of 0.60% of the Fund’s net assets.

20	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

The Adviser, the Sub-Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Operating Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the organizational and offering-related expenses of the Fund (the “O&O Expenses”) and the ordinary operating expenses of the Fund (excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign tax, (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement, (iv) brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, (v) non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses (vi) distribution and servicing fees payable to participating broker-dealers, and (vii) platform fees, service fees, administrative fees or similar fees or expenses charged to the Fund by third-party broker-dealers, distribution platforms or custodians in connection with investor positions in the Fund (“Operating Expenses”) that exceed 0.50% of the Fund’s net assets (the “Expense Limitation”), as determined as of the end of each calendar month). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees the Adviser previously waived or Fund O&O Expenses or Operating Expenses reimbursed, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to O&O Expenses and Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). Prior to the Conversion, IDR and the Fund entered into an operational expense limitation agreement under which IDR agreed, during the period July 1, 2023 and ending September 10, 2023 (the “Limitation Period”) to absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) that exceed 0.02% per quarter of the Fund’s net assets attributable to interest in the Fund at the end of the Limitation Period. In addition to the foregoing, amounts payable to the Sub-Adviser that were waived and/or reimbursed by the Sub-Adviser under any of the Fund’s prior Operational Expense Limitation Agreements with the Sub-Adviser (“Prior Operating Expenses”) and the Fund’s prior Organizational and Offering Expense Limitation Agreement with the Sub-Adviser (“Prior O&O Expenses,” and together with Prior Operating Expenses, O&O Expenses, and Operating Expenses, “Fund Expenses”) will be payable to the Sub-Adviser. The Fund has agreed to pay the Sub-Adviser in the amount of any fees that the Sub-Adviser previously waived or deferred under the prior Operational Expense Limitation Agreement and prior Organizational and Offering Expense Limitation Agreement, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to Prior O&O Expenses and Prior Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Board.

At June 30, 2026, the total amount of recoverable Fund expenses is $3,946,218 which expires as follows:

During the year ending June 30, 2027	$1,930,087
During the year ending June 30, 2028	$1,400,636
During the year ending June 30, 2029	$615,495

Sub-Advisory Agreements - Sub-advisory services are provided to the Fund pursuant to agreement between the Adviser and IDR. Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser with a management fee equivalent to 0.30% per annum of the Fund’s net assets at the end of the most recently completed calendar month for services provided under the Sub-Advisory agreement. Fees paid to the Sub-Adviser are not an expense of the Fund.

Fund Administrator and Accounting Fees and Expenses - The Adviser will also serve as the Fund’s administrator (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement (the “Administration Agreement”), the Fund has agreed to reimburse the Administrator for the costs and expenses it incurs in performing its obligations and providing personnel and facilities thereunder. The Administrator may provide the Fund such administrative services directly, or engage one or more third-party sub-administrators to provide the Fund such administrative services on its behalf. The Adviser has engaged SS&C GIDS, Inc. as a third-party sub-administrator to the Fund.

Transfer Agency Fees and Expenses - SS&C GIDS, Inc. serves as transfer agent, dividend disbursing agent and registrar with respect to the shares of the Fund.

Custody Fees and Expenses - UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses - The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund.

The Distributor serves as principal underwriter of shares of the Fund. Participating broker-dealers will receive ongoing servicing fees of 0.25% of NAV per annum for Class A Shares (the “Servicing Fee”) payable monthly. No ongoing distribution, recordkeeping or servicing fees will be paid with respect to Class Y Shares. No ongoing distribution fees will be paid with respect to Class I Shares, although the Fund may pay recordkeeping or shareholder servicing fees to certain intermediaries with regards to Class I Shares.

Officer and Trustee Compensation - Each Independent Trustee receives an annual retainer of $75,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending Board meetings. None of the executive officers receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

Annual Report | June 30, 2026	21

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2026 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$112,690,042	$2,495,139

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the period ended December 31, 2025, were as follows:

2025	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$197,140	$246,515	$1,480,383
Class A	40	48	290
Class Y	105,907	132,434	795,300
Total	$303,087	$378,997	$2,275,973

The tax character of distributions paid for the period ended December 31, 2024, were as follows:

2024	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$110,270	$126,713	$1,010,617
Class A	32	36	302
Class Y	608	702	5,590
Total	$110,910	$127,451	$1,016,509

As of December 31, 2025, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$-
Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	55,951
Other cumulative effect of timing differences	-
Total accumulated deficit	$55,951

As of June 30, 2026, net unrealized depreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$7,107,993	$(3,294,730)	$3,813,263	$160,997,760

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the basis differences related to investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of the tax year ended December 31, 2025, permanent differences in book and tax accounting, primarily due to partnership investments, have been reclassified to paid-in capital and accumulated deficit as follows:

Accumulated Deficit	Paid-in Capital
$(673,253)	$673,253

22	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

6. REPURCHASE OFFERS

As a closed-end interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act in which it offers to repurchase at a NAV no less than 5% and at most 25% of the outstanding shares of the Fund once each quarter. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro-rata basis. The Fund may, in its sole discretion, and for administrative convenience, accept all shares tendered by shareholders who own less than 200 shares and who tender all of their shares, before prorating other amounts tendered. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the year ended June 30, 2026, the Fund conducted the following repurchase offers:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 15, 2025	August 5, 2025	August 5, 2025	$9.23	106,104	$979,342	2.079%
October 14, 2025	November 5, 2025	November 5, 2025	$9.27	201,171	$1,864,850	1.198%
January 20, 2026	February 10, 2026	February 10, 2026	$9.26	54,393	$503,676	0.309%
April 14, 2026	May 5, 2026	May 5, 2026	$9.24	69,430	$641,536	0.383%

During the year ended June 30, 2025, the Fund conducted the following repurchase offers:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 16, 2024	August 6, 2024	August 6, 2024	$9.39	328,214	$3,072,080	8.941%
October 15, 2024	November 5, 2024	November 5, 2024	$9.28	37,326	$346,381	1.081%
January 14, 2025	February 4, 2025	February 4, 2025	$9.32	185,959	$1,733,135	4.504%
April 15, 2025	May 6, 2025	May 6, 2025	$9.28	151,664	$1,407,444	3.650%

7. CREDIT FACILITY

On January 7, 2026, the Fund amended its Credit and Security Agreement (“the Credit Facility”) Terms and Conditions with TriState Capital Bank to expand the credit line from $2.0 million to $5.0 million that matures on January 8, 2027. All of the Fund’s investments are designated as collateral on the credit and security agreement. Borrowings under the Credit Facility bear interest at a rate of one-month SOFR plus 2.75%. Prior to January 7, 2026, the predecessor credit amount was for $2.0 million bearing interest at a rate of one-month SOFR plus 2.75%. There were no outstanding borrowings under the Credit Facility during the year ended June 30, 2026.

Annual Report | June 30, 2026	23

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk – Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All distributions will be paid at the sole discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay its distributions from the proceeds of the offering or from borrowings in anticipation of future cash flow, which may constitute a return of capital. Such a return of capital is not immediately taxable, but reduces a shareholder’s tax basis in the Fund’s shares, which may result in a shareholder recognizing more gain (or less loss) when its shares are sold. Distributions from the proceeds of the Fund’s offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in its investments.

Limited Liquidity – Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

LIBOR Risk – The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Market Risk – The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

In addition, the following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Index Component Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, natural disasters and other factors which are beyond the control of the Fund, and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive.

24	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

June 30, 2026

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that the Index Component Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Non-Diversified Status – The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund’s focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund’s results of operations and financial condition.

REIT Risk – The Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund’s operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund’s control.

9. ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740)-Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction when material to the Funds’ financial statements. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024.

Management has evaluated the impact of adopting ASU 2023-09, Income Taxes (Topic 740)-Improvements to Income Taxes Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated July 14, 2026, the Fund offered to repurchase at least 5% of its outstanding shares at the net asset value of such shares on August 4, 2026. The Fund repurchased approximately 0.96% of the total number of shares of Class I tendered for repurchase by the repurchase deadline, which resulted in 177,371 shares being repurchased for $1,642,451.

Management has determined that there were no additional subsequent events to report through the issuance of these financial statements.

Annual Report | June 30, 2026	25

Accordant ODCE Index Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Accordant ODCE Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Accordant ODCE Index Fund (the “Fund”) as of June 30, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended June 30, 2023, and prior, were audited by other auditors whose report dated August 29, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and underlying fund advisors or administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2026

26	www.accordantinvestments.com

Accordant ODCE Index Fund	Trustee and Officer Information

June 30, 2026 (Unaudited)

The business and affairs of the Fund are managed under the oversight of the Board of Trustees (the “Board,” and its members, “Trustees”) subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. Each member of the Board serves until his or her successor is duly elected and qualified.

Below is a list of the Fund’s Trustees and their present positions and principal occupations during the past five years. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates. The Statement of Additional Information includes additional information about Trustees of the Fund and is available, without charge, upon request at (888) 778-7781.

Name, Year of Birth and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees
Greg Stark (1968)	President and Chief Executive Officer	Indefinite Length – Since 2023	Chief Executive Officer, Accordant Investments (2021-present); Managing Director, Kandle Investment Management (2019-2020)	1	None
Independent Trustees
David Canter (1968)	Trustee	Indefinite Length – Since 2023	Senior Advisor, McKinsey & Company (2024-present); Chief Executive Officer, Finley Point Strategy LLC (2023-present); Strategic Advisor, CAIS Foundation (2024- present); President, Bluespring Wealth Partners (2022- 2023); Executive Vice President and Head of the RIA and Family Office segments, Fidelity Institutional (2009-2022)	1	Parallel Advisors (2023-present); Foundation for Financial Planning (2023-present); Invest in Others (2023-present).
R. Byron Carlock (1962)	Trustee	Indefinite Length – Since 2023	Partner, PricewaterhouseCoopers LLP (2012 – 2023)	1	Demetree Global (2024-present)
Geoffrey Dohrmann (1951)	Trustee	Indefinite Length – Since 2020, Mr. Dohrmann has served as a Director of the Company	President and Chief Executive Officer, Institutional Real Estate, Inc. (1987 – Present)	1	None

Annual Report | June 30, 2026	27

Accordant ODCE Index Fund	Trustee and Officer Information

June 30, 2026 (Unaudited)

Name, Year of Birth and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Dan McNamara (1966)	Trustee	Indefinite Length – Since 2023	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017 – June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013 – March 2021); Director of USAA Asset Management Company (AMCO), (August 2011 – June 2019); Chairman of Board of AMCO (April 2013 – June 2019); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (September 2009 – March 2021); Chairman of Board of ISCO (April 2013 – December 2020); President and Director of USAA Shareholder Account Services (SAS) (October 2009 – June 2019); Chairman of Board of SAS (April 2013 – June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011 – March 2021); Director and Vice Chairman of FPS (December 2013 -March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013 – March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013 – March 2021); Chairman of Board of FAI (March 2015 – March 2021)	1	Trustee, Victory Portfolios III

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Accordant Investments LLC, 6710 E. Camelback Rd., Suite 100, Scottsdale, AZ 85251.

(2)	Each Trustee serves an indefinite term, until his or her successor is elected.

28	www.accordantinvestments.com

Accordant ODCE Index Fund	Trustee and Officer Information

June 30, 2026 (Unaudited)

The Fund’s executive officers are chosen by the Board and hold office until their respective successors are duly elected and qualified. Below is a list of the Fund’s Officers and their present positions and principal occupations during the past five years.

Name, Year of Birth and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
James Hime (1954)	Chief Financial Officer	2025 – Present	Global Head of Infrastructure at Affinius Capital from 2021 to 2023; Managing Director and CFO Accordant Investments LLC since 2023.
Puja Madan (1983)	Secretary	2023 – Present	Chief Compliance Officer of the Fund (September 2023- October 2023); General Counsel and Chief Compliance Officer, Accordant Investments since 2023; Counsel, Pacific Investment Management Company from 2021 to 2023; Chief Compliance Officer, Gurtin Municipal Bond Management From 2019 to 2022; Senior Compliance Officer and Counsel, Research Affiliates, from 2019 to 2019; and Chief Compliance Officer and Associate Counsel, Titan Advisors from 2008 to 2018.
Ted Uhl (1974)	Chief Compliance Officer	2023 – Present	Chief Compliance Officer of the Fund since October 2023. Fund Chief Compliance Officer of ALPS. CCO of ALPS Interval Fund platform, ALPS Series Trust, Financial Investors Trust, Centre Funds, GraniteShares ETF Trust, Axonic Funds, and the FS MVP Private Markets Fund.
Garrett E. Zdolshek (1980)	Chief Investment Officer	2019 – Present	Chief Investment Officer and Portfolio Manager, Accordant Investments since 2023; Chief Investment Officer and Portfolio Manager at IDR Investment Management, LLC from 2022 to present; Senior Vice President and Portfolio Manager, IDR Investment Management, LLC from 2011 to 2022.

(1)	Each Officer may be contacted by writing to the Officer, c/o Accordant ODCE Index Fund, P.O. Box 219723, Kansas City, MO 64121-9723 (regular mail) or 801 Pennsylvania Ave., Suite 219723, Kansas City, MO 64105-1307 (overnight mail).

Annual Report | June 30, 2026	29

Accordant ODCE Index Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreement

June 30, 2026 (Unaudited)

Investment Advisory Agreement

The Board of Trustees (the “Board” ) of Accordant ODCE Index Fund (the “Fund”), including a majority of trustees who are not “interested persons” (“Independent Board Members”) (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Accordant Investments LLC (the “Adviser”) and the Fund through June 30, 2027, and has determined that the continuance of such agreement is in the best interests of the Fund and its shareholders.

In making its determination regarding the Advisory Agreement, the Board considered, among other things, information furnished by the Adviser, as well as other information that it deemed relevant. The Board also requested and received responses from the Adviser to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund and counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Board Members also met in a private session with their independent legal counsel to consider the information provided by the Adviser in connection with their consideration of the Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Extent and Quality of Services. The Board reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Fund pursuant to the Advisory Agreement, including information concerning the Adviser’s investment philosophy. They reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Board evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (including descriptions of the Adviser’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Board considered information regarding the Fund’s performance, including the Fund’s performance measured against the securities market index the Fund seeks to track and compared to an Adviser selected peer group for various time periods as of December 31, 2025. The Board noted that for the one-year period ended December 31, 2025, the Fund returned 3.54%, as compared to 2.92% for its benchmark, the NFI-ODCE Index, and 0.84% for its peer group, reflecting no instances of material underperformance relative to the benchmark or peer group. The Trustees also considered the investment strategy of the Fund, the performance of the Fund and the risk metrics provided by the Adviser. They discussed the performance of the Fund over the past one-year, three-year, and since inception periods. They also discussed the Adviser’s efforts to oversee the Sub-Adviser’s performance with respect to various investment and compliance matters. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Adviser were satisfactory.

Profitability. The Board then considered the profitability of the Adviser from the management of the Fund. The Board reviewed the gross advisory fee profit for the Fund as well as the amount of any fee waiver or expense reimbursements paid by the Adviser. The Board then concluded that the Adviser’s profitability from the Fund was not unreasonable.

Economies of Scale. The Board considered information concerning potential economies of scale for the Fund, noting that the Fund benefits from an expense limitation agreement between the Adviser, the Sub-Adviser and the Fund covering the organizational and offering-related expenses of the Fund and the ordinary operating expenses of the Fund (the “Expense Limitation Agreement”). The Board also considered current asset levels and expectations for growth, and concluded that it was unlikely that the Adviser had achieved material economies of scale in managing the Fund, and the Board would reevaluate the issue of economies of scale at the next renewal.

Fees and Expenses. The Board next considered information regarding the management fee for the Fund. The Board discussed the advisory fees and expense information included in the Board materials with respect to the Fund and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund and the quality of those services. They noted that the management fee paid by the Fund was 60 basis points and observed that the other interval funds reviewed for comparison charged management fees of approximately 65 to 150 basis points.

General Conclusions. The Independent Board Members determined that the services provided by the Adviser pursuant to the Advisory Agreement to the Fund are of very high quality and concluded that they were very satisfied with the services provided to the Fund by the Adviser, and further that they were satisfied with the fees and expenses under the Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the renewal of the Advisory Agreement.

30	www.accordantinvestments.com

Accordant ODCE Index Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreement

June 30, 2026 (Unaudited)

Sub-Advisory Agreement

The Board, including the Independent Board Members, unanimously approved the renewal of the investment sub-advisory agreement (the “Sub- Advisory Agreement”) by and among IDR Investment Management, LLC (the “Sub-Adviser”), the Adviser and the Fund through June 30, 2027, and has determined that the continuance of such agreement is in the best interests of the Fund and its shareholders. In making its determination regarding the Sub-Advisory Agreement, the Board considered, among other things, information furnished by the Sub-Adviser, as well as other information that it deemed relevant. The Board requested and received responses from the Sub-Adviser to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund and counsel to the Independent Board Members. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the renewal of the Sub-Advisory Agreement. The Independent Board Members also met in a private session with their independent legal counsel to consider the information provided by the Sub-Adviser in connection with their consideration of the Sub-Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Extent, and Quality of Services. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement. The Board reviewed the services being provided by the Sub-Adviser to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception and its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations. The Board evaluated the Sub-Adviser’s staffing, personnel, and methods of operating; the education and experience of the Sub-Adviser’s personnel; compliance program; and financial condition. After reviewing the foregoing information and further information in the memorandum from the Sub-Adviser (including descriptions of the Sub-Adviser’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Adviser were satisfactory and adequate for the Fund.

Performance. The Board considered information regarding the Fund’s performance, including the Fund’s performance measured against the securities market index the Fund seeks to track and compared to an Adviser selected peer group for various time periods as of December 31, 2025. The Board noted that for the one-year period ended December 31, 2025, the Fund returned 3.54%, as compared to 2.92% for its benchmark, the NFI-ODCE Index, and 0.84% for its peer group, reflecting no instances of material underperformance relative to the benchmark or peer group. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Sub-Adviser were satisfactory.

Profitability. The Board considered the Sub-Adviser’s profitability in connection with its management of the Fund. The Board also took into account the services the Sub-Adviser provides under the Sub-Advisory Agreement including the Sub-Adviser’s costs in managing the Fund. The Trustees discussed the profitability level of the Sub-Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Board considered information concerning potential economies of scale for the Fund, noting that the Fund benefits from the Expense Limitation Agreement. The Board also considered current asset levels and expectations for growth, and concluded that it was unlikely that the Sub-Adviser had achieved material economies of scale in managing the Fund, and the Board would reevaluate the issue of economies of scale at the next renewal.

Fees and Expenses. The Board first noted the sub-advisory fee for the Fund under the Sub-Advisory Agreement. The Board compared the sub-advisory fee of the Fund to other comparable accounts managed by the Sub-Adviser. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid by the Adviser to the Sub-Adviser were not unreasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

General Conclusions. The Independent Board Members determined that the services provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement to the Fund were of very high quality and concluded that they were very satisfied with the services provided to the Fund by the Sub-Adviser, and further that they were satisfied with the fees and expenses under the Sub-Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the renewal of the Sub-Advisory Agreement.

Annual Report | June 30, 2026	31

Accordant ODCE Index Fund	Additional Information

June 30, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings quarterly with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at https://www.sec.gov.

32	www.accordantinvestments.com

Accordant ODCE Index Fund	Service Providers

June 30, 2026 (Unaudited)

Investment Adviser

Accordant Investments LLC

6710 E. Camelback Rd., Suite 100, Scottsdale, AZ 85251

Investment Sub-Adviser

IDR Investment Management, LLC

3 Summit Park Drive, Suite 450, Independence, OH 44131

Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Custodian

UMB Bank, N.A.

928 Grand Blvd 10th Floor, Kansas City, MO 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800, Cleveland, OH 44115

Legal Counsel

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 90071-2032

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Distribution of the fund is provided by ALPS Distributors, Inc.

Annual Report | June 30, 2026	33

Accordant ODCE Index Fund	Privacy Notice

June 30, 2026 (Unaudited)

Scope: The Accordant Privacy Notice applies to Accordant Investments LLC (“Accordant”), its subsidiaries, affiliates, and any current or future fund or investment sponsored by Accordant. There may be links from the Accordant website to other third-party websites which may have different privacy policies.

Information Collection: This Privacy Notice describes how Accordant and our service providers protect your personal and financial information that we collect in the course of providing our financial services. The Personal Information that you provide will be available to Accordant, its agents, representatives, and third-party service providers to be used to respond to your inquiries and those purposes that may be reasonably inferred by your provision of such Personal Information. The types of personal information we collect and share depend on the investment you have with us. This information can include:

●	Information we receive from you on Applications, Subscription Agreements, and Other Forms
●	Social Security number and Income
●	Employment and Residential Information
●	Email Address
●	Accordant Website Passwords
●	Account Money and Security Balances
●	Transaction Detail History
●	Custodians
●	Age, Marital Status, Employment History, Dependents
●	Investment Objectives, Goals, & Risk Tolerance
●	Credit History and Credit Scores from third parties

Information Disclosure: Accordant does not disclose any nonpublic information about our customers or former customers to anyone, except as permitted or required by law. For example, we disclose information, as permitted by law, to our affiliates for everyday business purposes. We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf — the actions necessary by financial companies to run their business and manage customer accounts, such as processing transactions, mailing, and auditing services, responding to court orders and legal investigations. These companies are required to sign confidentiality agreements with Accordant. In addition, we disclose information, as permitted or required by law, to governmental and regulatory agencies such as the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”). We will make disclosures to comply with a legal summons, court order, subpoena or similar legal process, fraud investigation, audit or examination. Finally, we are permitted to disclose information if you have provided your written consent.

Information Protection: To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings as well as programs to detect, prevent and, as necessary, respond to attacks or unauthorized access to confidential information. Messages and information over the internet may not be secure. Please consider the security of your personal or confidential information when communicating over the Accordant website. Please note the Accordant Website has a separate privacy policy which can be found at https://www.accordantinvestments.com/privacy-policy. The Accordant Website also collects additional personal information automatically through technology and details around the collection of this information is found in the Accordant website privacy policy.

Annual Notice: Accordant will provide a privacy notice annually as long as you maintain an account with us. Accordant reserves the right to make changes to this policy. You can always review our current policy by contacting us for a copy at info@accordantinvestments.com or calling us at +1 (888) 778-7781. Accordant does not sell or rent personal information to any third party.

34	www.accordantinvestments.com

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← ASSET FEATURE

264-unit apartment community with
hotel-inspired amenities and finishes
Broadstone Edition | Irvine, CA

accordant

888.778.7781
accordantinvestments.com

(b) The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3):

6710 E. Camelback Rd., Ste 100
Scottsdale, AZ 85251

NOTICE: Shareholder Report(s) Available on the Company Website

ANNUAL REPORT
June 30, 2026

A Note to Our Shareholders,

Important Shareholder Report(s) available online and in print by request.

Important information about the fund(s), listed below, is contained within the report(s). This includes portfolio holdings and financial statements. Please review your shareholder report(s) by visiting:

www.accordantinvestments.com/documents__forms

Fund Name

Accordant ODCE Index Fund

INVESTOR COMMUNICATIONS

Questions about the report or wishing to have a report mailed to you?

As a shareholder, you may elect to have this report or all future reports mailed to you at no additional cost. Please contact 1-888-778-7781, call your financial professional or visit www.accordantinvestments.com/documents__forms to download your digital copy. Please note that you will not receive a paper copy unless you call and request one.

E-DELIVERY: Wishing to enroll and receive future report(s) and other fund communications emailed to you?

Sign-up by calling 1-888-778-7781 or visiting
https://www.accordantinvestments.com.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 19(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that R. Byron Carlock is qualified to serve as the audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year is $61,500 for 2026 and $55,500 for 2025.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2026 and $11,500 for 2025. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2026 and $0 for 2025.

All Other Fees

(d) The aggregate fees billed for the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2026 and $0 for 2025.

(e)(1) The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2026 and $0 for 2025.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board has delegated the day-to-day proxy voting responsibility to its sub-adviser, IDR Investment Management, LLC (the “Sub-Adviser”). The proxy voting policies and procedures of the Sub-Adviser (these “Proxy Voting Policies and Procedures”) are set forth below. These Proxy Voting Policies and Procedures are reviewed periodically by the Sub-Adviser and the Fund’s non-interested trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, any capitalized terms not defined therein shall have the meaning ascribed to them in the Compliance Policies & Procedures Manual of the Sub-Adviser, currently in effect as of the date hereof.

Policy

In accordance with Rule 206(4)-6 under the Advisers Act, it is the policy of the Sub-Adviser to vote all proxies in respect of securities in client accounts (“Client Securities”) over which the Sub-Adviser has voting discretion in a manner consistent with best interests of the Sub-Adviser’s clients. Given the Sub-Adviser’s business of investing in private real estate funds (limited partnerships), proxy voting is often not applicable.

Responsibility

The chief compliance officer is responsible for ensuring adherence to the Sub-Adviser’s Proxy Voting Policy.

Procedures

The Sub-Adviser generally will monitor proposed corporate actions and proxy issues regarding Client Securities, and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Sub-Adviser will determine how to vote proxies based on its reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. However, the Sub-Adviser will consider both sides of each proxy issue.

Conflicts of Interest

Conflicts of interest between the Sub-Adviser or a principal of the Sub-Adviser and the Sub-Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the chief compliance officer of the Sub-Adviser determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Sub-Adviser may abstain from voting; or

●	The Sub-Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure

A summary of the Sub-Adviser’s Proxy Voting Policy will be included in the Sub-Adviser’s Disclosure Brochure. The full text of the Sub-Adviser’s Proxy Voting Policy will be provided to investors upon request.

Recordkeeping Requirements

The Fund shall maintain the following records relating to this Policy:

●	A copy of the Policy as it may be amended from time to time.

●	A copy of each proxy statement received by the Fund in respect of securities held by the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Fund’s behalf, a copy of a proxy statement (provided that the Fund has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request), or the Fund may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

●	A record of each vote cast by the Sub-Adviser on behalf of the Fund. This requirement may be satisfied by relying on a third party to make and retain, on the Fund’s behalf, a record of the vote cast (if the Fund has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

●	A copy of any document created by the Sub-Adviser that was material to making a decision about how to vote proxies on behalf of the Fund or that memorializes the basis for that decision.

●	A copy of each written investor request for information about how the Sub-Adviser voted proxies on behalf of the Fund, and a copy of any written response by the Sub-Adviser to any such (written or oral) investor request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of the Fund.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of September 4, 2026:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Garrett E. Zdolshek	Chief Investment Officer	2019 - Present	Chief Investment Officer and Portfolio Manager, Accordant Investments since 2023; Chief Investment Officer and Portfolio Manager at IDR Investment Management, LLC from 2022 to present; Senior Vice President and Portfolio Manager, IDR Investment Management, LLC from 2011 to 2022.

(a)(2) Other Accounts Managed by Portfolio Manager(s) and Potential Conflicts of Interest

The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of June 30, 2026.

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts Managed and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Garrett E. Zdolshek	0	6 account, $10.9 Billion	2 account, $730 Million	None	None	None

Conflicts of Interest

The Fund’s portfolio manager serves or may serve as an officer, director or principal of entities that operate in the same or related lines of business as the Fund or of investment funds managed by the Adviser or affiliates of the Fund. Accordingly, they may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Adviser may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser is not restricted from raising an investment fund with investment objectives similar to the Fund’s. Furthermore, the Fund may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when the Fund’s portfolio manager has interests that differ from those of shareholders, giving rise to a conflict of interest.

(a)(3) Compensation Structure of Portfolio Manager

As of June 30, 2026, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

None of the Fund’s investment personnel, including its portfolio manager, receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Garrett E. Zdolshek, through his financial interests in the Sub-Adviser, is entitled to a portion of any profits earned by the Sub-Adviser, which includes any fees payable to the Adviser under the terms of the Investment Sub-Advisory Agreement, less expenses incurred by the Sub-Adviser in performing its services under the Investment Sub-Advisory Agreement.

The specific form of compensation of a portfolio manager may also include a variety of components and may vary from year to year based on a number of factors. In particular, a portfolio manager may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when a portfolio manager receives base compensation, it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, a portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

As of June 30, 2026:

Portfolio Manager:	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Garrett E. Zdolshek	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not Applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of principal executive officers and principal financial officers pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Accordant ODCE Index Fund

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	September 4, 2026

By:	/s/ James Hime
James Hime, Treasurer
(Chief Financial Officer)

Date:	September 4, 2026